UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2025

SMART POWERR CORP.

(Exact name of Company as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3rd Road, Yanta District Xi’an City, Shaan Xi Province, China 710075
(Address of registrant’s principal executive office) (Zip code)

(86-29) 8765-1097

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CREG	Nasdaq Stock Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed by Smart Powerr Corp. (the “Company”), on September 24, 2024, the Company received a written notification (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that for 37 consecutive business days preceding the date of the Notice, the bid price of the Company’s common stock, par value $0.001 per share (the “Common Stock”), had closed below the $1.00 per share minimum required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted 180 calendar days, or until March 24, 2025, to regain compliance with the Minimum Bid Price Requirement.

On March 25, 2025, the Company received a letter (the “Letter”), from Nasdaq approving an extension of an additional 180 calendar days from the date of the Letter, or until September 22, 2025 (the “Additional Compliance Period”) to regain compliance with the Minimum Bid Price Requirement. The Company’s Common Stock will continue to trade under the symbol “CREG.”

If at any time during the Additional Compliance Period, the bid price of the Common Stock closes at or above $1.00 per share for a minimum of ten (10) consecutive trading days, Nasdaq will provide the Company with written confirmation of compliance with the Minimum Bid Price Requirement and the matter will be closed. If the Company does not regain compliance within the Additional Compliance Period or does not comply with the terms of the extension, Nasdaq will provide notice that the Company’s securities will be delisted from The Nasdaq Capital Market.

The Company intends to continuously monitor the closing bid price for its Common Stock and is in the process of considering various measures to resolve the deficiency and regain compliance with the Minimum Bid Price Requirement, including a reverse stock split, if necessary. However, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement, even if it maintains compliance with the other Nasdaq listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART POWERR CORP.

Date: March 31, 2025	By:	/s/ Guohua Ku
	Name:	Guohua Ku
	Title:	Chief Executive Officer, and Chairman of the Board

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